UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

REGENXBIO Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37553	47-1851754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9804 Medical Center Drive
Rockville, Maryland		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 240 552-8181

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

REGENXBIO Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on May 30, 2025 (the “Annual Meeting”). There were 41,282,389 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 82.4% of the shares of common stock that were entitled to vote at the Annual Meeting. The final voting results for each proposal considered at the Annual Meeting are set forth below. For more information on the proposals, please refer to the Company’s definitive proxy statement related to the Annual Meeting, which was filed with the SEC on April 8, 2025 (the “Proxy Statement”).

Proposal 1: By the following vote, the following four persons were elected to serve as Class I directors until the Company’s 2028 annual meeting of stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Allan Fox	27,990,560	6,436,985	6,854,844
Alexandra Glucksmann, Ph.D.	29,264,825	5,162,720	6,854,844
Curran Simpson	32,802,148	1,625,397	6,854,844
Jennifer Zachary	29,179,798	5,247,747	6,854,844

Proposal 2: By the following vote, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
41,172,522	39,375	70,492	0

Proposal 3: By the following vote, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,577,603	1,756,155	93,787	6,854,844

Proposal 4: By the following vote, the stockholders voted, on an advisory basis, to hold future advisory votes on the Company’s executive compensation every year:

One Year	Two Years	Three Years	Votes Abstaining	Broker Non-Votes
33,147,175	42,553	1,153,575	84,242	6,854,844

On the basis of the vote on this proposal and its alignment with the board of directors’ recommendation as disclosed in the Proxy Statement, the Company will conduct future advisory votes on the Company’s executive compensation on an annual basis until the next advisory vote regarding the frequency of such advisory votes.

Proposal 5: By the following vote, the stockholders approved, the REGENXBIO Inc. 2025 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,395,802	6,974,246	57,497	6,854,844

A description of the terms and conditions of the REGENXBIO Inc. 2025 Equity Incentive Plan was previously reported in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date:	June 3, 2025	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II Executive Vice President, Chief Legal Officer